Exhibit 10.1

MGM Resorts International

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of February 14, 2013 and entered into by and among MGM RESORTS INTERNATIONAL, a Delaware corporation (the “Company”), MGM GRAND DETROIT, LLC, a Delaware limited liability company (“Detroit”), BANK OF AMERICA, N.A., as Administrative Agent, at the direction of and on behalf of the Lenders described in Section 2.B hereof, and, for purposes of Section 5 hereof, the Guarantors (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of December 20, 2012 (the “Credit Agreement”), by and among Company, Detroit, Lenders and the Administrative Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

Section 1.                                          AMENDMENTS AND CONSENTS

A.                                    Repricing Amendment.  Subject to the fulfillment of the condition precedent set forth in Section 2B, Section 1.01 of the Credit Agreement is hereby amended by deleting clause (b) of the definition of “Applicable Rate” in its entirety and substituting the following therefor: “(b) in respect of the Term B Facility, [        ]% per annum for Base Rate Loans and [        ]% per annum for Eurodollar Rate Loans.”

B.                                    Section 8.03(g).  Section 8.03(g) of the Credit Agreement is hereby amended by deleting such Section 8.03(g) in its entirety and substituting the following therefor: “Liens existing on the Closing Date on the property described on Schedule 8.03 and any replacement Liens on such property or any other property that does not constitute Collateral, in each case to secure obligations not exceeding $300,000,000 with respect to the CityCenter Completion Guarantee;”

The amendments set forth in Section 1.A are referred to herein as the “Repricing Amendment” and the amendments set forth in Section 1B are referred to herein as the “Terms Amendment.”

Section 2.                                          CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A.                                    The Administrative Agent shall have received an executed written consent approving the amendments and consents set forth herein and authorizing the Administrative Agent to enter into this Amendment from Lenders constituting the Required Lenders.

B.                                    As conditions to the effectiveness of the Repricing Amendment only, (i) the Company shall have confirmed in writing to the Administrative Agent that the offered interest rate in respect of the Term Loan B following the First Amendment Effective Date is acceptable to the Company, (ii) each Term B Lender that has withheld its consent to this Amendment shall be replaced as a Lender as provided in Section 4 of this Amendment on the First Amendment Effective Date and the Company shall have paid the fee described in Section 2.08(c) of the Credit Agreement to each such non-consenting Term B Lender and (iii) a fee shall have been paid to each Term B Lender that has delivered its consent to the Repricing Amendment in an amount equal to 1.0% of the aggregate principal of amount of Term B Loans in respect of which the Repricing Amendment was approved pursuant to such consent (it being understood for the avoidance of doubt that the fee described in this clause (iii) shall not be payable in respect of any Term B Loans acquired via assignment from a non-consenting Lender as provided in Section 4 of this Amendment).

Section 3.                                          COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent, on behalf of the Lenders, to enter into this Amendment, each Loan Party represents and warrants to each Lender and the Administrative Agent that the following statements are true, correct and complete:

A.                                    Corporate Power and Authority.  Each Loan Party has all requisite corporate or other organizational power and authority to enter into this Amendment and each Borrower has all requisite corporate or other organizational power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B.                                    Authorization of Agreements.  Each of the Loan Parties has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Amendment and each Borrower has taken all necessary organizational action to authorize the performance of the Amended Agreement.

C.                                    No Conflict.  The execution and delivery of this Amendment by each Loan Party and the performance of the Amended Agreement by the Borrowers do not and will not:

(i)                                     require any consent or approval not heretofore obtained of any member, partner, director, stockholder, security holder or creditor of such party;

(ii)                                  violate or conflict with any provision of such party’s charter, articles of incorporation, operating agreement or bylaws, as applicable, any provision of the indentures governing the public Indebtedness of the Borrowers and the Restricted Subsidiaries;

(iii)                               result in or require the creation or imposition of any Lien upon or with respect to any Property of the Borrowers and the Restricted Subsidiaries, other than Liens permitted by Section 8.03 of the Credit Agreement; and

(iv)                              violate any Requirement of Law applicable to such party.

D.                                    Governmental Consents.  Except as obtained or made on or prior to the First Amendment Effective Date, and except for the approval of the Illinois Gaming Control Board with respect to Nevada Landing Partnership and of the Nevada Gaming Commission in respect of the pledges of equity securities granted on the Closing Date (subject to such approval), no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Laws the execution or delivery of this Amendment by the Loan Parties or the performance, validity or enforceability of the Amended Agreement by or against the Borrowers.

E.                                    Binding Obligation.  This Amendment has been duly executed and delivered by each Loan Party and the Amended Agreement is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws, Gaming Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

F.                                     Absence of Default.  On the First Amendment Effective Date, no Default shall exist or will result from the execution of this Amendment.

G.                                   Representation and Warranties from Credit Agreement.  The representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Section 4.                                          REPLACEMENT OF NON-CONSENTING LENDERS

Concurrently with the effectiveness of the Repricing Amendment, Borrowers shall be deemed to have exercised their rights under Section 11.13 of the Credit Agreement to require each Term B Lender to assign any portion of its Term B Loans as to which it has not approved the Repricing Amendment as of such time to Bank of America, N.A.  By its execution of this Amendment, Bank of America, N.A. agrees to accept such assignments and approves this Amendment in its capacity as the assignee of any such Term B Loans.

Section 5.                                          ACKNOWLEDGEMENT AND CONSENT

Each Person listed on the signatures pages hereof (each, a “Guarantor”) hereby acknowledges and agrees that the Guaranty, each Collateral Document and each other Loan Document (each, a “Credit Support Document”) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.  Each Guarantor represents and warrants that all representations and warranties contained in the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.  Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

Section 6.                                          MISCELLANEOUS

A.                                    Reference to and Effect on the Credit Agreement and the Other Loan Documents.  On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B.                                    Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.                                    Applicable Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL EACH BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D.                                    Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

E.                                    Effectiveness.  Notwithstanding anything to the contrary herein, (i) if the Required Lenders have delivered written consents approving the Terms Amendment, the Terms Amendment shall be effective whether or not any other conditions precedent are satisfied and (ii) if the Required Lenders have delivered written consents approving the Repricing Amendment and the condition set forth in Sections 2.B are satisfied, the Repricing Amendment shall be effective whether or not the Required Lenders have delivered written consents approving the Terms Amendment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Borrowers:

MGM RESORTS INTERNATIONAL

By:	/s/ John M. McManus
Name:	John M. McManus
Title:	Secretary

MGM GRAND DETROIT, LLC

By:	/s/ John M. McManus
Name:	John M. McManus
Title:	Secretary

[Signature Page to First Amendment to Credit Agreement]

Guarantors:

1.                                350 LEASING COMPANY I, LLC, a Nevada limited liability company

2.                                350 LEASING COMPANY II, LLC, a Nevada limited liability company

3.                                450 LEASING COMPANY I, LLC, a Nevada limited liability company

4.                                550 LEASING COMPANY I, LLC, a Nevada limited liability company

5.                                550 LEASING COMPANY II, LLC, a Nevada limited liability company

6.                                AC HOLDING CORP., a Nevada corporation

7.                                AC HOLDING CORP. II, a Nevada corporation

8.                                ARIA RESORT & CASINO, LLC, a Nevada limited liability company

9.                                BEAU RIVAGE RESORTS, INC., a Mississippi corporation

10.                         BELLAGIO, LLC, a Nevada limited liability company

11.                         BUNGALOW, INC., a Mississippi corporation

12.                         CIRCUS CIRCUS CASINOS, INC., a Nevada corporation

13.                         MGM RESORTS MISSISSIPPI, INC., a Mississippi corporation

14.                         CITYCENTER FACILITIES MANAGEMENT, LLC, a Nevada limited liability company

15.                         CITYCENTER REALTY CORPORATION, a Nevada corporation

16.                         DESTRON, INC., a Nevada corporation

17.                         DIAMOND GOLD, INC., a Nevada corporation

18.                         GALLEON, INC., a Nevada corporation

19.                         GOLD STRIKE FUEL COMPANY, LLC, a Nevada limited liability company

20.                         GOLD STRIKE L.V., a Nevada partnership

By:  Diamond Gold Inc., a Nevada corporation, Partner

By:  M.S.E. Investments, Incorporated, a Nevada corporation, Partner

21.                         GRAND LAUNDRY, INC., a Nevada corporation

22.                         IKM MGM MANAGEMENT, LLC, a Nevada limited liability company

23.                         IKM MGM, LLC, a Nevada limited liability company

24.                         JEAN DEVELOPMENT COMPANY, LLC, a Nevada limited liability company

25.                         JEAN DEVELOPMENT NORTH, LLC, a Nevada limited liability company

26.                         JEAN DEVELOPMENT WEST, LLC, a Nevada limited liability company

27.                         JEAN FUEL COMPANY WEST, LLC, a Nevada limited liability company

28.                         LV CONCRETE CORP., a Nevada corporation

29.                         M.I.R. TRAVEL, a Nevada corporation

30.                         M.S.E. INVESTMENTS, INCORPORATED, a Nevada corporation

31.                         MAC, CORP., a New Jersey corporation

32.                         MANDALAY CORP., a Nevada corporation

33.                         MANDALAY EMPLOYMENT, LLC, a Nevada limited liability company

34.                         MANDALAY MARKETING AND EVENTS, a Nevada corporation

35.                         MANDALAY PLACE, a Nevada corporation

36.                         MANDALAY RESORT GROUP, a Nevada corporation

37.                         METROPOLITAN MARKETING, LLC, a Nevada limited liability company

38.                         MGM SPRINGFIELD, LLC, a Massachusetts limited liability company

[Signature Page to First Amendment to Credit Agreement]

39.                         MGM GRAND ATLANTIC CITY, INC., a New Jersey corporation

40.                         MGM GRAND CONDOMINIUMS, LLC, a Nevada limited liability company

41.                         MGM GRAND CONDOMINIUMS II, LLC, a Nevada limited liability company

42.                         MGM GRAND CONDOMINIUMS III, LLC, a Nevada limited liability company

43.                         MGM GRAND CONDOMINIUMS EAST-TOWER I, LLC, a Nevada limited liability company

44.                         MGM GRAND DETROIT, INC., a Delaware corporation

45.                         MGM GRAND HOTEL, LLC, a Nevada limited liability company

46.                         MGM RESORTS ADVERTISING, INC., a Nevada corporation

47.                         MGM RESORTS AIRCRAFT HOLDINGS, LLC, a Nevada limited liability company

48.                         MGM RESORTS INTERNATIONAL DESIGN, a Nevada corporation

49.                         MGM RESORTS ENTERTAINMENT AND SPORTS, a Nevada corporation

50.                         MGM HOSPITALITY, LLC, a Nevada limited liability company

51.                         MGM INTERNATIONAL, LLC, a Nevada limited liability company

52.                         MGM RESORTS INTERNATIONAL MARKETING, INC., a Nevada corporation

53.                         MGM RESORTS LAND HOLDINGS, LLC, a Nevada limited liability company

54.                         MGM RESORTS MANAGEMENT AND TECHNICAL SERVICES, LLC, a Nevada limited liability company

55.                         MGM RESORTS MANUFACTURING CORP., a Nevada corporation

56.                         MGM RESORTS ONLINE, LLC, a Nevada limited liability company

57.                         MGM RESORTS INTERNATIONAL OPERATIONS, INC., a Nevada corporation

58.                         MGM RESORTS RETAIL, a Nevada corporation

59.                         MH, INC., a Nevada corporation

60.                         MIRAGE LAUNDRY SERVICES CORP., a Nevada corporation

61.                         MIRAGE LEASING CORP., a Nevada corporation

62.                         MIRAGE RESORTS, INCORPORATED, a Nevada corporation

63.                         MMNY LAND COMPANY, INC., a New York corporation

64.                         MRGS, LLC, a Nevada limited liability company

65.                         NEW CASTLE CORP., a Nevada corporation

66.                         NEW PRMA LAS VEGAS, INC., a Nevada corporation

67.                         NEW YORK-NEW YORK HOTEL & CASINO, LLC, a Nevada limited liability company

68.                         NEW YORK-NEW YORK TOWER, LLC, a Nevada limited liability company

69.                         OE PUB, LLC, a Nevada limited liability company

70.                         PRMA LAND DEVELOPMENT COMPANY, a Nevada corporation

71.                         PRMA, LLC, a Nevada limited liability company

72.                         PROJECT CC, LLC, a Nevada limited liability company

73.                         RAILROAD PASS INVESTMENT GROUP LLC, a Nevada limited liability company

74.                         RAMPARTS, INC., a Nevada corporation

75.                         SIGNATURE TOWER I, LLC, a Nevada limited liability company

76.                         SIGNATURE TOWER 2, LLC, a Nevada limited liability company

77.                         SIGNATURE TOWER 3, LLC, a Nevada limited liability company

78.                         THE CRYSTALS AT CITYCENTER MANAGEMENT, LLC, a Nevada limited liability company

79.                         THE SIGNATURE CONDOMINIUMS, LLC, a Nevada limited liability company

80.                         THE MIRAGE CASINO-HOTEL, a Nevada corporation

[Signature Page to First Amendment to Credit Agreement]

81.                         TOWER B, LLC, a Nevada limited liability company

82.                         TOWER C, LLC, a Nevada limited liability company

83.                         VDARA CONDO HOTEL, LLC, a Nevada limited liability company

84.                         VENDIDO, LLC, a Nevada limited liability company

85.                         VICTORIA PARTNERS, a Nevada partnership

By:  MRGS LLC, a Nevada limited liability company, Partner

By:  Gold Strike L.V., a Nevada partnership, Partner

86.                         VIDIAD, a Nevada corporation

87.                         VINTAGE LAND HOLDINGS, LLC, a Nevada limited liability company

88.                         VINTAGE LAND HOLDINGS II, LLC, a Nevada limited liability company

89.                         MGM RESORTS AVIATION CORP., a Nevada corporation

90.                         MGM RESORTS CORPORATE SERVICES, a Nevada corporation

91.                         MGM RESORTS DEVELOPMENT LLC, a Nevada limited liability company

92.                         MGM RESORTS INTERNATIONAL GLOBAL GAMING DEVELOPMENT, LLC, a Nevada limited liability company

93.                         MGM RESORTS MACAO, LLC, a Nevada limited liability company

[The remainder of this page is intentionally left blank.  Signature on the following page.]

[Signature Page to First Amendment to Credit Agreement]

By: By:	/s/ John M. McManus
Name: John M. McManus
Title: Secretary or Attorney-in-fact, as applicable, of each of the foregoing

[Signature Page to First Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Maurice Washington
Name:	Maurice Washington
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]